EXHIBIT 10.18

COMMUNITY CAPITAL CORPORATION

1997 STOCK INCENTIVE PLAN

1.	PURPOSES

1.1. The purposes of the Community Capital Corporation 1997 Stock Incentive Plan are to (i) provide an incentive and reward to directors and employees of the Company and any Parent or Subsidiary, and consultants and advisors to the Company and any Parent or Subsidiary, who are and have been in a position to contribute materially to improving the Company’s profits, (ii) aid in the growth of the Company, and (iii) encourage ownership of Shares by directors and employees of the Company and any Parent or Subsidiary.

2.	DEFINITIONS

2.1. For purposes of this Plan the following terms shall have the definition which is attributed to them below, unless another definition is clearly indicated by a particular usage and context.

          (a) “Agreement” means the written document issued by the Committee to a Participant whereby an Award is made to that Participant.

          (b) “Award” means the issuance pursuant to this Plan of an Option, an SAR or Restricted Stock.

          (c) “Awarded Shares” means Shares subject to outstanding Awards.

          (d) “Board” means the Company’s Board of Directors.

          (e) “Cause” means theft or destruction of property of the Company, a Parent or Subsidiary, disregard of Company rules or policies, or conduct evidencing willful or wanton disregard of the interest of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Participant and shall be final and binding on all parties to the Agreement.

          (f) “Code” means the Internal Revenue Code of 1986, as amended.

          (g) “Committee” means the Board, or if appointed by the Board pursuant to Section 3.1, the Stock Incentive Plan Committee(s).

          (h) “Company” means Community Capital Corporation, a corporation incorporated under the laws of the state of South Carolina, and any successor thereto.

          (i) “Consultant” means any person or entity that provides services to the Company, any Parent or Subsidiary as a consultant or advisor.

          (j) “Director” means any individual appointed or elected to the Board or to the Board of Directors of any Parent or Subsidiary.

          (k) “Effective Date of Grant” means the effective date on which the Committee makes an Award.

          (l) “Employee” means any individual who performs services as a common law employee for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a Parent or Subsidiary.

          (m) “Fair Market Value” means the value established by the Committee based upon such factors as the Committee in its sole discretion shall decide including, but not limited to, a valuation prepared by an independent third party appraiser selected or approved by the Committee. If at any time the Shares are traded on an established trading system, it means the last sale price reported on any stock exchange or over-the counter trading system on which Shares are trading on a specified date or, if not so trading, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining fair market value under either method prescribed in the previous sentence.

          (n) “Incentive Stock Option” means any option granted under this Plan which meets the requirements of Code ss.422A and any regulations or rulings promulgated thereunder and is designated by the Committee as an Incentive Stock Option.

          (o) “Nonqualified Stock Option” means any Option granted under this Plan which is not an Incentive Stock Option.

          (p) “Option” means the right to purchase from the Company a stated number of Shares at a specified price.

          (q) “Option Price” means the purchase price per Share subject to an Option and shall be fixed by the Committee.

          (r) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Code ss.425(e) and any regulations or rulings promulgated thereunder.

          (s) “Participant” means a Director, an Employee or a Consultant who has received an Award under this Plan.

          (t) “Permanent and Total Disability” shall have the same meaning as given to that term by Code ss 22(e)(3) and any regulations or rulings promulgated thereunder.

          (u) “Plan” means this Community Capital Corporation 1997 Stock Incentive Plan, as evidenced herein and as amended from time to time.

          (v) “Restricted Stock” means Shares issued to the Participant pursuant to Section 9 hereof which are subject to the restrictions of this Plan and the Agreement.

          (w) “Restriction Period” means a period commencing on the Effective Date of Grant and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine. The Restriction Period may, in the sole discretion of the Committee, be structured to provide for a release of restrictions in installments.

          (x) “SAR” means stock appreciation rights issued to a Participant pursuant to Section 8 hereof.

          (y) “SAR Price” means the base value established by the Committee for an SAR on the Effective Date of Grant used in determining the amount of benefit, if any, paid to a Participant.

          (z) “Share” means one share of the common stock of the Company.

          (aa) “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Code ss. 425(f) and any regulations or rulings promulgated thereunder.

          (bb) “1933 Act” means the Securities Act of 1933, as amended.

          (cc) “1934 Act” means the Securities Exchange Act of 1934, as amended.

3.	ADMINISTRATION

3.1. This Plan shall be administered by the Board, or at the Board’s election, by an existing or newly established Committee whose members are appointed by the Board, or by more than one such Committee if desired and deemed necessary by the Board in order to provide separate Committee authority for the granting of Awards to separate categories of eligible Participants. Any such Committee shall consist of not less than two members. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

3.2. The action of a majority of the Committee at which a quorum is present, or an action approved in writing by a majority of the Committee, shall be the valid action of the Committee.

3.3. The Committee shall from time to time at its discretion designate the Directors, Employees and Consultants who shall be Participants, determine all the terms and conditions as set forth in Section 6.1 or otherwise, including the type of Award to be made to each, the exercise period, expiration date and other applicable time periods for each Award, the number of Shares subject to each Award, with respect to each Option whether it is an Incentive Stock Option or Nonqualified Stock Option and, if applicable, the Option Price or SAR Price and the general terms of the Award.

3.4. The interpretation and construction by the Committee of any provisions of this Plan or of any Option granted under it and all actions of the Committee shall be final and binding on all parties hereto. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

4.	ELIGIBILITY

4.1. Each Participant shall be a Director, an Employee or a Consultant as selected by the Committee in its sole discretion from time to time.

4.2. A Participant may hold more than one Award, but only on the terms and subject to the restrictions set forth in this Plan.

5.	SHARES SUBJECT TO AWARD

5.1. The securities subject to the Awards shall be Two Million (2,000,000) Shares. Such number shall be adjusted as appropriate in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

5.2. In the event that any outstanding Award under this Plan expires or is terminated for any reason, the Awarded Shares subject to that Award may again be the subject of an Award under this Plan.

6.	TERMS AND CONDITIONS

6.1. Awards granted pursuant to this Plan shall be authorized by the Committee under terms and conditions approved by the Committee and shall be evidenced by Agreements in such form as the Committee shall from time to time approve, which Agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

          (a) Number of Shares. Each Award shall state the number of Shares to which it pertains.

          (b) Date. Each Award shall state the Effective Date of Grant.

          (c) Price. With respect to each Award or portion thereof, which requires payment of an Option Price, it shall state the Option Price. With respect to an SAR, it shall state the SAR Price.

          (d) Method and Time of Payment. With respect to an Award, or portion thereof, which requires payment of an Option Price, the Option Price shall be payable on the exercise of the Award and shall be paid in (i) cash, (ii) Shares, including Shares acquired pursuant to this Plan, or (iii) part in cash and part in Shares. Shares transferred in payment of the Option Price shall be valued as of date of transfer based on their Fair Market Value.

          (e) Transfer of Option or Stock. No Award, Option, SAR, or Restricted Stock (prior to the expiration of the Restriction Period) shall be transferable by the Participant, except by will or the laws of descent and distribution upon the Participant’s death and subject to any other limitations of this Plan. In addition to any other restriction hereunder or otherwise provided in the Agreement with the Participant, no Shares acquired pursuant to an Award of any type may be sold, transferred or otherwise disposed of prior to the end of the six month period which begins on the Effective Date of Grant of such Award.

          (f) Recapitalization. The Committee shall make appropriate adjustments in the number of Awarded Shares or in the Option Price or SAR Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

          (g) Investment Purpose. (i) The Company shall not be obligated to sell or issue any Shares pursuant to any Award unless such Shares are at that time effectively registered or exempt from registration under the 1933 Act. The determination of whether a Share is exempt from registration shall be made by the Company’s legal counsel and its determination shall be conclusive and binding on all parties to the Agreement. (ii) Notwithstanding anything in this Plan to the contrary, each Award under this Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency.

          (h) Other Provisions. Awards authorized under this Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including, but not limited to: (i) Offering Options in tandem with or reduced by other Options, SARs or other employee benefits and reducing one Award by the exercise of another Option, SAR or benefit; or (ii) Providing for the issuance to the Participant upon exercise of an Option and payment of the exercise price thereof with previously owned Shares, of an additional Award for the number of shares so delivered, having such other terms and conditions not inconsistent with this Plan as the Committee shall determine.

          (i) Duration of Award. Each Award shall be for a term of up to ten years from the Effective Date of Grant as determined in the sole discretion of the Committee. In the case of a grant of an Incentive Stock Option to a person who owns more than 10% of the voting power of the Company’s voting stock on the Effective Date of Grant, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Effective Date of Grant.

6.2. The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under this Plan, the Agreement, the Code, the securities laws or otherwise.

6.3. Notwithstanding any provision herein to the contrary, employment shall be at the pleasure of the Board, of its designees, of the Company, a Parent or Subsidiary, as the case may be, at such compensation as the appropriate board or designee shall determine. Nothing contained in this Plan or in any Award granted pursuant to it shall confer upon any Participant any right to continue in the employ of the Company, Parent or Subsidiary, as the case may be, or to interfere in any way with the right of the Company, Parent or Subsidiary to terminate employment at any time. So long as the Participant shall continue to be a Director, an Employee or a Consultant, the Award shall not be affected by any change of the Participant’s duties or position except to the extent the Agreement with the Participant provides otherwise.

6.4. Any person entitled to exercise an Option or an SAR may do so in whole or in part by delivering to the Company at its principal office, attention Corporate Secretary, a written notice of exercise. The written notice shall specify the number of Shares for which an Option or SAR is being exercised.

          (a) With respect to an Option, the notice shall be accompanied by full payment of the Option Price for the Shares being purchased.

          (b) During the Participant’s lifetime, an Option or SAR may be exercised only by the Participant, or on the Participant’s behalf by the Participant’s legal guardian.

7.	INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

7.1. The Committee in its sole discretion may designate whether an Award to an Employee is to be considered an Incentive Stock Option or a Nonqualified Stock Option. AN AWARD TO A NON-EMPLOYEE DIRECTOR OR CONSULTANT MAY BE ONLY A NONQUALIFIED STOCK OPTION. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Employee. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Awards shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other such Award except to the extent the Agreement with the Participant provides otherwise.

7.2. Any Award to an Employee designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Awards granted under this Plan. In addition, the aggregate Fair Market Value of Shares (determined at the Effective Date of Grant) with respect to which Incentive Stock Options granted under all Incentive Stock Option Plans of the Company, a Parent or Subsidiary, are exercisable by the Employee for the first time during any calendar year shall not exceed $100,000.

7.3. The Option Price shall be established by the Committee in its sole discretion. With respect to an Incentive Stock Option, the Option Price shall not be less than 100% of the Fair Market Value of a Share on the Effective Date of Grant, and in the case of a grant of an Incentive Stock Option to a person who owns more than 10% of the voting power of the Company’s voting stock on the Effective Date of Grant, shall not be less than 110% of the Fair Market Value of a Share on the Effective Date of Grant. With respect to a Nonqualified Stock Option, the Option Price shall not be less than 50% of the Fair Market Value of a Share on the Effective Date of Grant.

7.4. Any Award to an Employee will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant or the exercise of such option is in conflict with Section 7.2, Section 7.3 or with any requirement for Incentive Stock Options pursuant to Code ss.422A and the regulations issued thereunder.

7.5. An Option may be terminated as follows:

          (a) During the period of continuous employment with the Company, Parent or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

          (b) In the event of termination of a Participant’s employment with the Company, the Option will terminate upon the earliest to occur of (i) the full exercise of the Option (ii) the expiration of the Option by its terms, and (iii) the date three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such three-month period shall be one year or (B) be for Cause, the Option will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code ss 422A and the regulations issued thereunder.

          (c) Subject to the terms of the Agreement with the Participant, if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an Option, such Option may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

7.6. Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Participant, or the beneficiaries or heirs of the Participant, to accrue additional rights under this Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated.

7.7 A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to such Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1.(f).

7.8. The continuous employment of a Consultant will be deemed terminated for purposes of this Plan upon receipt of written notice from the Company to the effect that the Company will no longer transact business with the Consultant.

8.	STOCK APPRECIATION RIGHTS

8.1. The Committee, in its sole discretion, may grant to a Participant an SAR.

8.2. The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than 100% of Fair Market Value of a Share on the Effective Date of Grant for a SAR issued in tandem with an Incentive Stock Option and for other SARs, shall not be less than 50% of Fair Market Value of a Share on the Effective Date of Grant.

8.3. Upon exercise of an SAR, the Participant shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each Share being exercised under the SAR (i) the Fair Market Value of a Share on the date of exercise over (ii) the SAR Price for such Share.

8.4. At the sole discretion of the Committee, the payment of such excess shall be made in (i) cash, (ii) Shares, or (iii) a combination of cash and Shares. Shares used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

8.5. An Award of an SAR shall be considered an Award for purposes of the number of Shares subject to an Award pursuant to Section 5.1, unless the Agreement making the Award of the SAR provides that the exercise of an SAR results in the termination of an unexercised Option for the same number of Shares.

8.6. An SAR may be terminated as follows:

          (a) During the period of continuous employment with the Company, Parent or Subsidiary, an SAR will be terminated only if it has been fully exercised or it has expired by its terms.

          (b) Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (I) result from the death or Permanent and Total Disability of the Participant, such three month period shall be one year or (II) be for Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

          (c) Subject to the terms of the Agreement with the Participant if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an SAR, such SAR may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

          (d) Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise or to receive a higher benefit than the benefit payable as if the SAR was exercised on the date of employment termination.

8.7. If an SAR which was considered an Award for purposes of Section 8.5 is terminated or unexercised for any reason, the number of Shares of such SAR that were unexercised shall be again available for Award under this Plan.

8.8. The Participant shall have no rights as a stockholder with respect to an SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 6.1.(f).

9.	RESTRICTED STOCK

9.1. The Committee may award to a Participant Restricted Stock under such terms or conditions as the Committee, in its sole discretion, shall determine and as otherwise provided herein.

9.2. Restricted Stock shall be Shares which are subject to a Restriction Period.

9.3. Should the Participant terminate employment for any reason, all Restricted Stock which is still subject to the Restriction Period shall be forfeited and returned to the Company for no payment.

9.4. Upon such forfeiture, shares representing such forfeited restricted Stock shall obtain become available for Award under the Plan.

9.5. The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock awarded under this Plan may be held by the Company or its designee until the Restriction Period expires. In addition, the Committee may place upon such certificate such legend as the Committee deems necessary or appropriate and may require as a condition of any receipt of Restricted Stock that the Participant shall deliver a stock power endorsed in blank relating to the Restricted Stock.

10.	AMENDMENT OR DISCONTINUANCE OF PLAN

10.1. The Board may at any time amend, suspend, or discontinue this Plan; provided, however, that without further approval of the shareholders of the Company no amendments by the Board shall:

          (a) Change the class of Employees eligible to participate; or

          (b) Except as provided in Section 5, increase the number of Shares which may be subject to Options granted under this Plan.

10.2. No amendment to this Plan shall alter or impair any Award granted under this Plan without the consent of the holder of such Award.

11.	INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with this Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties: provided that within sixty days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

12.	NO OBLIGATION TO EXERCISE OPTION OR SAR

The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option.

13.	EFFECTIVE DATE; DURATION OF PLAN

13.1. This Plan shall become effective as of January 27, 1998.

13.2. No Award may be made after the tenth anniversary of the effective date of this Plan.

14.	EFFECT OF PLAN

The making of an Award under this Plan shall not give the Participant any right to similar grants in future years or any right to be retained in the employ of the Company, the Parent or a Subsidiary, but a Participant shall remain subject to discharge to the same extent as if this Plan were not in effect.

15.	CHANGE IN CONTROL

15.1. Treatment of Outstanding Awards. Upon the occurrence of a Change In Control, as defined below, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governmental agencies or national securities exchanges, or by the express provisions of any Agreement,

          (a) each Option and each SAR then outstanding hereunder that is not otherwise exercisable shall become immediately and fully exercisable, and shall remain exercisable throughout their entire term, notwithstanding any provision in the Agreement relating to such Option or SAR for the exercise of such Option or SAR in installments or otherwise pursuant to a vesting schedule, and

          (b) any Restriction Period and restrictions imposed on Restricted Stock shall lapse.

15.2. Change in Control Defined. For purposes of this Section, a Change In Control shall mean that any of the following events shall have occurred:

          (i) A person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a “person” within the meaning of Section 13(d)(3) of the 1934 Act), other than the Company, a majority-owned subsidiary of the Company, an employee benefit plan (or related trust) of the Company or such subsidiary, become(s) after the effective date of this Plan the “beneficial owner” (as defined in Rule 13(d)(3) under the 1934 Act) of thirty-five percent (35%) or more of the then outstanding voting stock of the Company;

          (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Company’s Board of Directors (together with any new director whose election by the Company’s Board of Directors or whose nomination for election by the Company’s shareholders, was approved by the vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

          (iii) The Company’s Board of Directors determines that a tender offer for the Company’s shares indicates a serious intention by the offeror to acquire control of the Company; or

          (iv) The Shareholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all of the Company’s assets; or (c) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent (65%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

15.3. Termination, Amendment and Modifications of Change in Control Provisions. Notwithstanding any other provision of this Plan or any Agreement, the provisions of this Section may not be terminated, amended or modified on or after the effective date of a Change in Control to affect adversely the operation of any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.

16.	SUCCESSORS; CONSOLIDATION, MERGER AND OTHER EVENTS

16.1. All obligations of the Company under this Plan or any Agreement with respect to any Award granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise. Specifically, in case of any capital reorganization of the Company, or of any reclassification of any Shares (other than a change as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company with any other corporation (other than a consolidation or merger in which (i) the Company is the continuing corporation and (ii) the holders of the Shares immediately prior to such merger or consolidation continue as holders of Shares after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Option and each SAR then outstanding shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein and in the Agreement relating to such Option or SAR, for or with respect to the number of Shares or other securities or property to which a holder of the number of Shares relating to such Option or SAR (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Option or SAR would have been entitled in connection with such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section with respect to the rights and interests thereafter of the holder of the Option or SAR shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Option or SAR.

INCENTIVE STOCK OPTION AGREEMENT

          This Agreement, dated as of _________,_________ (the “Effective Date of Grant”) implements the grant to the party identified as optionee on the signature page hereof (the “Optionee”) of an Incentive Stock Option pursuant to and subject to the terms and conditions of the Community Capital Corporation 1997 Stock Incentive Plan (the “Plan”) and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

          The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company’s common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price. The Company, pursuant to action of the Committee, grants to the Optionee an Option to purchase _____ Shares (the “Option Shares”) at a price of $____ per share (“Option Price”), which has been determined to be not less than the Fair Market Value of a Share on the Effective Date of Grant of this Option.

2. Expiration of the Option. This Option shall expire (“Expiration Date”) on the earliest to occur of (i) ten (10) years from the date hereof; (ii) three (3) months after the Optionee ceases to be an Employee of the Company, a Parent or a Subsidiary (twelve (12) months if termination of employment is due to the Optionee’s death or the Optionee having incurred a Permanent and Total Disability); (iii) the date this Option is fully exercised; (iv) the date mutually agreed to by the Committee and the Optionee;or (v) the date of termination of employment, if termination of employment is for Cause.

3. Exercise of Option

3.1. Subject to any other conditions herein, this Option shall vest and become exercisable:

[SELECT ANY ONE OF THE FOLLOWING ALTERNATIVES]

[   ] on the Effective Date of Grant;

[   ] on the _________ anniversary of the Effective Date of Grant;

[   ] in _________ (__) installments, the Optionee having the right hereunder to purchase from the Company the following number of Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

          (a) on and after the ______ anniversary of the Effective Date of Grant, up to _______% (ignoring fractional shares) of the total number of Option Shares;

          (b) on and after the _______ anniversary of the Effective Date of Grant, up to an additional _________% (ignoring fractional shares) of the total number of Option Shares; and

          (c) on and after the _________ anniversary of the Effective Date of Grant, the remaining Option Shares.

[   ] in accordance with the vesting schedule set forth in Schedule A attached hereto and incorporated herein by reference.

          The Optionee’s vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer an Employee of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under Section 2 hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

3.2. This Option may be exercised by mailing or delivering to the Company, Attention: Corporate Secretary, 302-A Montague Avenue, Greenwood, South Carolina 29649, (i) a written signed notice of such exercise which specifies the Effective Date of Grant of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to the Company and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4. Non-transferability of Option. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by the Optionee.

5. Adjustment in Shares Subject to the Option. The Committee will make appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6. Rights as Shareholder or Employee.

6.1. This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

6.2. This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee’s right, the Company’s right or a Subsidiary’s right to terminate such employment at any time.

7. Withholding. The Committee will make whatever arrangements the Company deems necessary or appropriate to comply with all applicable withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until withholding arrangements satisfactory to the Company are made. The Optionee’s failure to comply with the required withholding arrangements shall result in a forfeiture of any benefits hereunder.

8. Entire Agreement. This Agreement, together with the provisions of the Plan which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9. Applicable Law. The Plan and this Agreement shall be governed by the laws of the State of South Carolina.

COMMUNITY CAPITAL CORPORATION

By:
Its:

Optionee

NONQUALIFIED STOCK OPTION AGREEMENT

          This Agreement, dated as of _________ ,_________ (the “Effective Date of Grant”) implements the grant to the party identified as optionee on the signature page hereof (the “Optionee”) of a Nonqualified Stock Option subject to the terms and conditions of the Community Capital Corporation1997 Stock Incentive Plan (the “Plan”) and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

          The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company’s common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price. The Company, pursuant to action of the Committee, grants to the Optionee an Option to purchase _________ Shares (the “Option Shares”) at a price of $_________ per share (“Option Price”), [OPTIONAL: WHICH HAS BEEN DETERMINED TO BE NOT LESS THAN THE FAIR MARKET VALUE OF A SHARE ON THE EFFECTIVE DATE OF GRANT OF THIS OPTION].

2. Expiration of the Option. This Option shall expire (“Expiration Date”) on the earlier of (i) the date ten (10) years from the date hereof; (ii) the date three (3) months after the Optionee ceases to be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary (twelve (12) months if termination of employment is due to the Optionee’s death or the Optionee having incurred a Permanent and Total Disability); (iii) the date this Option is fully exercised; (iv) the date mutually agreed to by the Committee and the Optionee; or (v) the date of termination of employment, if termination of employment is for Cause.

3. Exercise of Option

3.1. Subject to any other conditions herein, this Option shall vest and become exercisable:

[SELECT ANY ONE OF THE FOLLOWING ALTERNATIVES]

[   ] on the Effective Date of Grant;

[   ] on the _________ anniversary of the Effective Date of Grant;

[   ] in _________ (_________) installments, the Optionee having the right hereunder to purchase from the Company the following number of Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

(a) on and after the _________ anniversary of the Effective Date of Grant, up to _________% (ignoring fractional shares) of the total number of Option Shares;

(b) on and after the _________ anniversary of the Effective Date of Grant, up to an additional _________% (ignoring fractional shares) of the total number of Option Shares; and

(c) on and after the _________ anniversary of the Effective Date of Grant, the remaining Option Shares.

[   ] in accordance with the vesting schedule set forth in Schedule A attached hereto and incorporated herein by reference.

          The Optionee’s vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer a Director, an Employee or a Consultant of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under Section 2 hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

3.2. This Option may be exercised by mailing or delivering to the Company, Attention: Corporate Secretary, 302-A Montague Avenue, Greenwood, South Carolina 29649, (i) a written signed notice of such exercise which specifies the Effective Date of Grant of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to the Company and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4. Non-transferability of Option. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by the Optionee.

5. Adjustment in Shares Subject to the Option. The Committee will make appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6. Rights as Shareholder or Employee.

6.1. This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

6.2. This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee’s right, the Company’s right or a Subsidiary’s right to terminate such employment at any time.

7. Withholding. The Committee will make whatever arrangements the Company deems necessary or appropriate to comply with all applicable withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until withholding arrangements satisfactory to the Company are made. The Optionee’s failure to comply with the required withholding arrangements shall result in a forfeiture of any benefits hereunder.

8. Entire Agreement. This Agreement, together with the provisions of the Plan which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9. Applicable Law. The Plan and this Agreement shall be governed by the laws of the State of South Carolina.

COMMUNITY CAPITAL CORPORATION

By:
Its:

Optionee